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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               January 29, 1998
               Date of Report (Date of earliest event reported)



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                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


        1-7327                                                   36-2660763
(Commission File Number)                                       (IRS Employer
                                                            Identification No.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS 60523
           (Address of principal executive offices)       (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
          ------------

     On January 29, 1998, the registrant issued a press release concerning (i) the timing of its announcement of fourth-quarter and full-year 1997 earnings and
(ii) plans to restate prior period financial results for 1992 through 1997. A copy of the press release containing these announcements is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WASTE MANAGEMENT, INC.



                              By:  /s/ Herbert A. Getz
                                   ----------------------------
                                       Herbert A. Getz
                                       Senior Vice President and General Counsel

Dated:  February 2, 1998


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                            WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*

1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.  News Release dated January 29, 1998 issued by Waste Management, Inc.



*Exhibits not listed are inapplicable.


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